DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
Delaware VIP U.S. Growth Series
(the Series)

Supplement to the Series’ Statement of Additional Information
dated April 30, 2014

The following changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the first paragraph in the section entitled, “Investment Strategies and Risks – Real Estate Investment Trusts (“REITs”)”:

Delaware VIP REIT Series primarily invests in, and Delaware VIP Diversified Income Series, Delaware Emerging Markets Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, and Delaware VIP U.S. Growth Series may invest in, REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided the REITs comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and/or to maintain exemptions from the 1940 Act.

Please keep this Supplement for future reference.

This Supplement is dated November 20, 2014.